Exhibit 99.2

SouthernFirst

SECOND QUARTER 2026 INVESTOR PRESENTATION

July 21, 2026

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Company Overview

Relationship Banking with 25+ Years of Service Excellence

CORPORATE PROFILE

- **Headquartered in Greenville, SC**
  - ✓ Founded in 2000
- **Efficient branch footprint in some of the most dynamic markets in the Southeast**
  - ✓ 12 branches located in 8 fast-growing Southeast metropolitan markets
- **Relationship-driven commercial banking model**
  - ✓ Targeted clients include small to medium sized businesses, business owners and professionals
  - ✓ Supported by significant investment in technology
- **Focused on organic growth versus M&A**
- **Simple business model**

OPERATING MARKETS



Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Atlanta
Summerville
Charleston
GEORGIA

Company Overview

Market Data and Financial Snapshot for Q2 2026

Market Data	
$579 Million	Market Capitalization
128%	Price / Book Value Per Share
12.1x	Price / Est. 2026 EPS [1]
9.9x	Price / Est. 2027 EPS [1]

MRQ Financial Metrics			
$4.7 Billion	Total Assets	**0.96%**	Return on Average Assets
$4.0 Billion	Total Loans [2]	**10.28%**	Return on Average Equity
$3.9 Billion	Total Deposits	**2.87%**	Net Interest Margin [4]
9.62%	TCE / TA [3]	**0.01%**	Net Charge-offs / Average Loans

Q2 2026 Financial Highlights

- Diluted EPS of $1.20, up 48% YoY
- NIM of 2.87% [4], down 1bp QoQ and up 37 bps YoY
- Total loans [2] of $4.0 billion, up 8% YoY
- Total deposits of $3.9 billion, up 8% YoY
- Retail deposits [5] of $3.6 billion, up 16% YoY
- Non-performing assets ("NPAs") to total assets of 0.27% and past due loans to total loans of 0.10%
- Book value per share of $47.77, up 4% QoQ and 13% YoY
- Zero intangible assets

Note: Financial data as of or for the period ended June 30, 2026; market data as of June 30, 2026

1) Based on consensus Wall Street analyst estimates for diluted earnings per common share as of June 30, 2026
2) Excludes mortgage loans held for sale
3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets
4) The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis
5) Retail deposits defined as total deposits less wholesale deposits; wholesale deposits consist of brokered deposits totaling $379.4 million as of June 30, 2026

Company Overview

Key Investment Highlights

- **Experienced, founder-led management team with 25+ year focus on creating a unique client experience and producing returns for shareholders**
- **Operating in highly attractive dynamic Southeast metro markets, resulting in scarcity value and a differentiated growth profile**
- **Long track record and demonstrated ability to produce balance sheet growth organically and through *de novo* market expansion**
- **Strong asset quality results driven by a robust risk management culture and a focus on relationship banking**
- **Profitability momentum highlighted by continued balance sheet repricing opportunities, improving cost of funds, and efficient delivery model**

Company Overview

Growth in Shareholder Value Over Time



SFST
KRX
S&P 500
1000%
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
(100%)
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Relative Performance	SFST	KRX	S&P 500
1-Year	61%	26%	21%
5-Year	19%	22%	75%
10-Year	154%	82%	257%
15-Year	770%	181%	468%

Note: Market data as of June 30, 2026
Source: S&P Capital IQ Pro

Company Overview

Who We Are

Our Mission
Our mission is to impact lives in the communities we serve

Our Culture
We focus on the things that matter most: family, community, and teamwork

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations

Relationship driven with a focus on **exceptional service** and **authentic hospitality**

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk – credit risk and enterprise risk

Highly efficient delivery system – branch light footprint

Located in major metro, high-growth **Southeastern markets**

Dedicated to an entrepreneurial, team-focused **culture** that results in high career satisfaction

Utilize a **strong relationship mortgage component** to augment noninterest income

Proven and **driven leadership team**

Lead and operate with **wisdom and clarity**

Company Overview

Business Model Provides a Distinct Competitive Advantage

Relationship Model


Commercial Real Estate Loans
Commercial Business Loans
Deposit and Treasury Services
Other Consumer Loans
Consumer Real Estate and Home Equity Loans
Construction Real Estate Loans
Client
Relationship Team

Business Strategy

- **Focus on profitable organic growth in our metro markets**
- **Provide a distinctive client experience**
- **Maintain a rigorous risk management infrastructure with an efficient delivery model**
- **Attract talented banking professionals with a relationship focus**
  - ✓ Hired ~30 new bankers in the last 4 years; 6 hires YTD in 2026

Company Overview

Presence in High-growth Metro Markets

Market	Year Entered	Offices	2025 Deposits ($M)	2025 Deposits (%)	2026 Population (#000s)	20 - '26 Pop. Change (%)	26 - '31 Proj. Pop Change (%)
State							
South Carolina	2000	8	2,782	76%	5,593	9.3	6.1
Georgia	2017	1	470	13%	11,314	5.6	3.7
North Carolina	2016	3	405	11%	11,238	7.6	5.1
MSA							
Greenville, SC	2000	4	1,777	49%	1,018	9.7	6.6
Charleston, SC [1]	2012	3	705	19%	893	11.7	7.5
Atlanta, GA	2017	1	470	13%	6,500	6.5	4.2
Columbia, SC	2007	1	300	8%	882	6.4	4.8
Raleigh, NC	2016	1	221	6%	1,612	14.0	8.3
Greensboro, NC	2018	1	128	4%	808	4.0	3.3
Charlotte, NC	2021	1	56	2%	2,959	11.2	7.2
Weighted Avg. SFST MSAs						**9.5**	**6.3**
Nationwide Average						**3.5**	**2.6**

Note: Deposit data as of June 30, 2025
1) Charleston, SC MSA includes the city of Summerville, SC, which SFST entered in 2018
Source: S&P Capital IQ Pro

Company Overview

Proven Ability to Gain Market Share

#1 deposit market share in South Carolina for banks with less than $10 billion in assets

Greenville, SC MSA – Deposit Market Share

2025 Rank	Institution	Branch Count	2025 Deposits ($M)	5-Year Deposit CAGR (%)	2025 Market Share (%)
1	Truist Financial Corporation	24	3,621	0.9	13.9
2	Wells Fargo & Company	20	3,048	(0.6)	11.7
3	Bank of America Corporation	15	2,547	2.4	9.8
4	The Toronto-Dominion Bank	14	2,501	(2.4)	9.6
5	United Community Banks, Inc.	14	2,059	13.7	7.9
6	SouthState Bank Corporation	12	1,906	6.9	7.3
7	**SouthernFirst**	**4**	**1,777**	**10.6**	**6.8**
8	First Citizens BancShares, Inc.	17	1,547	4.9	6.0
9	Travelers Rest Bancshares, Inc.	10	1,370	9.6	5.3
10	Pinnacle Financial Partners, Inc.	7	691	5.5	2.7
	Total in Market	**239**	**$25,997**	**4.6%**	**100%**

Expansion Markets – Deposit Growth CAGRs



Charleston, SC [1] (10-year)
21.0
7.4
SFST
Market
Atlanta, GA (5-year)
24.2
4.9
SFST
Market
Columbia, SC (10-year)
5.4
4.3
SFST
Market
Raleigh, NC (5-year)
25.3
24.0
SFST
Market [2]
Greensboro, NC (5-year)
10.3
1.2
SFST
Market
Charlotte, NC (3-year)
46.2
12.4
SFST
Market

Note: Deposit data as of June 30, 2025
1) Charleston MSA includes the city of Summerville, SC
2) Raleigh, NC MSA market growth impacted by FCNCA acquisitions
Source: S&P Capital IQ Pro

Company Overview

Operating Leverage Trends are Improving

- **Core revenue [1] has increased 72% since Q1 2024**
- **Revenue momentum is expected to continue through NIM expansion and strong loan growth**
- **Noninterest expense has only increased 13% since Q1 2024**
  - ✓ Expense management, one of our core competencies, is enabled by our efficient operating model
- **Our noninterest expense to average asset ratio has steadily improved**



Core Revenue [1] ($M)
Noninterest Expense ($M)
+72%
1.75%
NIE / Avg. Assets
$21.8
$20.2
$20.9
$20.5
$20.1
$21.1
$22.3
$24.2
$25.1
$27.1
$29.5
$30.1
$32.3
$34.6
$17.1
$17.4
$17.3
$17.0
$18.1
$18.6
$18.0
$18.5
$18.8
$19.3
$18.9
$18.4
$20.0
$20.4
Q1 Q2 Q3 Q4
2023
Q1 Q2 Q3 Q4
2024
Q1 Q2 Q3 Q4
2025
Q1 Q2
2026

1) Defined as net interest income, plus total noninterest income, less mortgage banking income

Company Overview

Substantial Balance Sheet Repricing Opportunities Exist

- **NIM increased 37 bps versus Q2 2025 and was relatively flat from Q1 2026**
- **Balance sheet is well-positioned for the current interest rate and business environment**
- **Non-contractual loan payoffs with rates <6% were $55 million in Q2 2026, which added to the velocity of repricing**
- **Average yield on new loan production in Q2 2026 was 6.45%**
- **We are lowering deposit rates opportunistically and expect to benefit from maturities of higher cost CDs**
- **Average cost of new retail [1] deposits in Q2 2026 was 3.08%**

Fixed Rate Loan Repricing <6% [2]



Principal Balance ($M)
Weighted Avg. Rate
4.09%
3.90%
3.78%
3.85%
4.37%
3.81%
$114
$91
$83
$88
$298
$251
Q3 2026
Q4 2026
Q1 2027
Q2 2027
Year 2*
Year 3*

Time Deposit Contractual Maturities



Retail CDs ($M)
Wholesale CDs ($M)
Weighted Avg Rate - Retail CDs
Weighted Avg Rate - Wholesale CDs
$183
4.14%
$135
3.36%
4.13%
$137
$134
3.56%
3.39%
$56
$0
3.08%
$24
$0
4.03%
3.65%
$21
$29
Q3 2026
Q4 2026
Q1 2027
Q2 2027
Q3 2027

Note: Illustrative of current balance sheet composition and contractual repricing characteristics based on existing asset and liability positions as of June 30, 2026; information derived from the Company's internal asset-liability management analysis and publicly reported balances

1) Retail deposits defined as total deposits less wholesale deposits; wholesale deposits consist of brokered deposits totaling $379.4 million as of June 30, 2026
2) Loan repricing estimates include scheduled amortization, prepayments and rate resets
* Year 2 represents July 2027 – June 2028; Year 3 represents July 2028 – June 2029

Financial Highlights

Demonstrated Ability to Drive Meaningful Balance Sheet Growth

Total Assets ($M)



$2,483
$2,926
$3,692
$4,056
$4,088
$4,403
$4,700
SFST CAGR: 12.3%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

Total Loans ($M) [1]



$2,143
$2,490
$3,273
$3,603
$3,632
$3,845
$4,030
SFST CAGR: 12.2%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

Total Deposits ($M)



$2,143
$2,564
$3,134
$3,380
$3,436
$3,717
$3,935
SFST CAGR: 11.7%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

Common Equity ($M)



$228
$278
$295
$312
$330
$369
$452
SFST CAGR: 13.2%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

1) Excludes loans held for sale

Financial Highlights

Recent Profitability Improvement Has Been Substantial

Return on Average Assets (%)



0.76%
1.75%
0.90%
0.34%
0.38%
0.72%
0.96%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

Return on Average Equity (%)



8.49%
18.64%
10.20%
4.44%
4.84%
8.73%
10.28%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

Net Interest Margin - Tax-equivalent (%) [1]



3.48%
3.45%
3.19%
2.07%
2.06%
2.57%
2.87%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

Efficiency Ratio (%) [2]



50.15%
53.83%
58.71%
78.65%
78.54%
63.96%
56.84%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

1) Shown on a tax-equivalent basis; the tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis
2) Noninterest expense divided by the sum of net interest income and noninterest income

Financial Highlights

History of Strong Earnings and Book Value Growth over Long Term

Diluted Earnings per Share ($) [1]


$1.55
$1.94
$1.76
$2.88
$3.58
$2.34
$5.85
$3.61
$1.66
$1.91
$3.72
$4.79
$1.20
SFST CAGR: 11.3%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

Book Value per Share ($)


$14.98
$17.00
$20.37
$23.29
$26.83
$29.37
$35.07
$36.76
$38.63
$40.47
$44.89
$47.77
SFST CAGR: 11.7%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

1) Q2 2026 diluted EPS is presented on both a quarterly actual and an annualized basis

Financial Highlights

Net Interest Margin

- NIM of 2.87% for Q2 2026, up 37 bps and relatively flat compared to Q2 2025 and Q1 2026, respectively
- Average loan yield has improved despite the Fed lowering interest rates, while deposit costs have declined from 2024 levels
- Average rate on new loan production remains above the average loan yield (+110 bps for Q2 2026)
- Continued NIM improvement is expected; additional interest rate cuts by the Fed would accelerate expansion

Net Interest Margin Dynamics



NIM ¹
Average Loan Yield
Average Cost of Deposits
4.42%
3.96%
3.98%
4.75%
5.15%
5.28%
5.35%
3.48%
3.45%
3.19%
2.07%
2.06%
2.57%
2.87%
0.63%
0.17%
0.64%
2.72%
3.15%
2.68%
2.37%
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q2 2026

1) Shown on a tax-equivalent basis; the tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis

Financial Highlights

Diversified Loan Portfolio

- **Well-diversified loan portfolio reflective of the balanced state of our markets**
- **Loan [1] growth was 9.0% annualized for Q2 2026, with commercial real estate and business loans contributing ~51% of net growth**

CRE and ADC Concentration Ratios [2]



CRE Concentration
ADC Concentration
262%
271%
247%
236%
238%
77%
79%
57%
45%
51%
2022Y
2023Y
2024Y
2025Y
Q2 2026

Loan Portfolio Composition [1]



Construction 0.9%
Other 1.3%
Owner occupied RE 18.8%
Home equity 6.8%
Consumer: 37.9%
Commercial: 62.1%
Real Estate 28.9%
Total Loans $4.03 Billion
Non-owner occupied RE 24.0%
Business 17.7%
Construction 1.6%

Growth Over Time ($M) [1]



Other
Construction
Home equity
Consumer RE
Business
Construction
Non-owner occupied RE
Owner occupied RE
$3,273
$3,603
$3,632
$3,845
$4,030
2022Y
2023Y
2024Y
2025Y
Q2 2026

Note: Information as of June 30, 2026, unless otherwise noted
1) Excludes loans held for sale
2) Bank level financial information shown

Financial Highlights

Deposit Franchise

- Total deposit growth was 6.4% annualized for Q2 2026; retail [1] deposit growth was 21.9% annualized for Q2 2026
- Wholesale deposits decreased by $173.5 million since year end and decreased to 10% of deposits in Q2 2026 vs 15% at Q4 2025

Loan-to-Deposit Ratio [2]



104.5%
106.6%
105.7%
103.5%
102.4%
2022Y
2023Y
2024Y
2025Y
Q2 2026

Deposit Composition



Total Deposits
$3.94 Billion
Non-Interest Bearing Checking 20.3%
Interest Bearing Checking 13.7%
Money Market 44.9%
Savings 0.7%
Retail CDs 10.8%
Wholesale CDs 9.6%

Growth Over Time ($M)



NIB Checking
IB Checking
Money Market
Savings
Retail CDs
Wholesale CDs
$3,134
$3,380
$3,436
$3,717
$3,935
2022Y
2023Y
2024Y
2025Y
Q2 2026

Note: Information as of June 30, 2026, unless otherwise noted
1) Retail deposits defined as total deposits less wholesale deposits
2) Excludes mortgage loans held for sale

Financial Highlights

Noninterest Income

- Q2 2026 noninterest income grew 5.2% YoY to $3.5 million, driven by deposit service fees within treasury management
- No planned acquisitions of fee income businesses (e.g., wealth management, insurance, etc.); current strategy to grow treasury management services revenue

Select Noninterest Income Metrics



Noninterest Income / Revenue
Noninterest Income / Avg. Assets
8.94%
11.27%
13.00%
11.13%
9.78%
0.30%
0.25%
0.30%
0.31%
0.30%
2022Y
2023Y
2024Y
2025Y
Q2 2026

Composition Over Time ($000)



Other
BOLI
ATM/Debit Card Fees
Service Fees
Mortgage Banking
$9,580
$9,860
$12,141
$13,138
$3,509
2022Y
2023Y
2024Y
2025Y
Q2 2026

Mortgage Activity ($M)



Mortgages closed
Loans sold
Gain on sale %
1.34%
2.17%
2.50%
2.61%
2.43%
$240
$176
$243
$143
$246
$193
$296
$214
$102
$57
2022Y
2023Y
2024Y
2025Y
Q2 2026

Financial Highlights

Noninterest Expense

- Q2 2026 noninterest expense increased 5.5% YoY to $20.4 million; driven primarily by compensation and benefits related to new hires and data processing related costs; NIE / avg. assets of 1.75% for Q2 2026
- Opportunistic approach to hiring; targeting top talent in the right markets at the right time

Select Noninterest Expense Metrics



Noninterest Expense / Avg. Assets
Efficiency Ratio ¹
1.95%
1.75%
1.79%
1.78%
1.75%
58.49%
78.65%
78.54%
63.69%
56.84%
2022Y
2023Y
2024Y
2025Y
Q2 2026

Composition Over Time ($000)



Compensation
Occupancy
Data costs
Insurance
Professional fees
Marketing
Other
$62,933
$68,827
$73,326
$75,534
$20,393
2022Y
2023Y
2024Y
2025Y
Q2 2026

Deposits per Branch ($M)



Total Deposits per Branch
Retail Deposits per Branch ²
$262
$282
$286
$310
$328
$241
$250
$240
$264
$296
2022Y
2023Y
2024Y
2025Y
Q2 2026

1) Noninterest expense divided by the sum of net interest income and noninterest income
2) Retail deposits defined as total deposits less wholesale deposits; wholesale deposits consist of brokered deposits totaling $379.4 million as of June 30, 2026

Financial Highlights

Asset Quality

- NPAs / assets of 0.27% at June 30, 2026, and NCOs / average loans of 0.01% for Q2 2026
- Commercial criticized and classified loans equal 1.13% and 0.19% of loans, respectively



ACL / Gross Loans (%)
Allowance for Credit Losses ($M)
ACL / Loans (%)
$38.6
$40.7
$39.9
$42.3
$44.2
1.18%
1.13%
1.10%
1.10%
1.10%
2022Y
2023Y
2024Y
2025Y
Q2 2026



NPAs / Assets (%) [1]
Nonperforming Assets ($M)
NPAs / Assets (%)
$2.6
$4.0
$10.9
$14.1
$12.6
0.07%
0.10%
0.27%
0.32%
0.27%
2022Y
2023Y
2024Y
2025Y
Q2 2026



NCOs / Average Loans (%)
Net Charge-offs ($M)
NCOs / Average Loans (%)
($1.4)
$0.2
$1.3
$0.1
$0.1
(0.05%)
0.00%
0.04%
0.00%
0.01%
2022Y
2023Y
2024Y
2025Y
Q2 2026

Note: Information as of June 30, 2026, unless otherwise noted
1) NPAs / Assets = (Nonaccrual Loans + OREO) / Total Assets

Financial Highlights

Capital Overview

- **Regulatory capital ratios have increased as profitability has improved**
- **Completed $65.2 million capital raise, issuing 1,207,500 new shares in April 2026**
- **Redeemed remaining $11.5 million of subordinated notes on June 30**
  - ✓ Floating rate of 3-month SOFR + 340.8 bps
  - ✓ Diminishing Tier 2 capital treatment
- **Robust combination of on-balance sheet liquidity and contingent sources of liquidity**

Consolidated Capital Ratios



Tangible Common Equity/Tangible Assets1
Tier 1 Leverage Ratio
CET1 Ratio
Tier 1 RBC Ratio
Total RBC Ratio
8.0%
8.7%
10.7%
11.1%
12.6%
9.6%
10.1%
12.8%
13.2%
14.4%
Q2 2025
Q2 2026

Note: Information as of June 30, 2026 and does not include the impact of our recent follow-on offering of common stock
1) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets

Member FDIC

SouthernFirst